U.S. SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                     SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [x]
Filed by a Party other than the Registrant   [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Solicitation Material Pursuant to 240.14a-11(c) or 240.14a-12

                    DOVER INVESTMENTS CORPORATION
         (Name of Registrant as Specified in Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee:
[x]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1    Title of each class of securities to which transaction applies:

        2    Aggregate number of securities to which transaction applies:

        3 Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
             (set forth the amount on which the filing fee is calculated and state how it was determined):


        4    Proposed maximum aggregate value of transaction:


        5    Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1.)  Amount Previously Paid:
         2.)  Form, Schedule or Registration No:
         3.)  Filing Party:
         4.)  Date Filed:





                            NOTICE OF
                  ANNUAL MEETING OF STOCKHOLDERS



          The Annual Meeting of Stockholders of Dover Investments Corporation will be held at 235 Montgomery Street, Conference Room #740, Seventh Floor, San Francisco, California, on Wednesday, May 24, 2000, at 8:30 A.M., for the following purposes:

          (1) To elect four directors (one of whom will be elected by holders of the Class A Common Stock and three of whom will be elected by holders of the Class B Common Stock), each to hold office until the next annual meeting and until his successor has been elected and qualified;

          (2) To ratify and approve an amendment to the Stock Option Plan for Nonemployee Directors to extend the date of termination of the plan until September 28, 2004;

          (3) To ratify the appointment of Grant Thornton LLP as the Company's independent public accountant for the year ended December 31, 2000;

          (4) To consider and act upon a stockholder proposal regarding the hiring of an investment banker and listing of shares; and

          (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

          The Board of Directors has fixed the close of business on March 27, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at this meeting or any adjournment thereof. In accordance with Delaware law, a list of the Company's stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting during normal business hours at the Company's offices at 100 Spear Street, Suite 520, San Francisco, California, for ten days prior to the meeting.


                              BY ORDER OF THE BOARD OF DIRECTORS

                              LAWRENCE WEISSBERG
                              Chairman of the Board of Directors,
                              President and Chief Executive Officer
San Francisco, California
April 7, 2000



         IMPORTANT: To ensure your representation at the meeting please date, sign and mail the enclosed Proxy card(s) promptly in the return envelope which has been provided.

                  DOVER INVESTMENTS CORPORATION


                         Proxy Statement

                             for the

                 Annual Meeting of Stockholders

                   to be Held on May 24, 2000


         The accompanying proxy is solicited on behalf of the Board of Directors of Dover Investments Corporation (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 8:30 a.m. on Wednesday, May 24, 2000, at 235 Montgomery Street, Conference Room #740, Seventh Floor, San Francisco, California, or any adjournment thereof.
Any stockholder giving a proxy has the power to revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation, by attending the Annual Meeting and voting in person, or by submitting a duly executed proxy bearing a later date.
The expense of soliciting proxies will be paid by the Company. The Company will request brokers, custodians, nominees and other holders of record to forward copies of soliciting material to persons for whom they hold shares of Company stock and to request authority for the execution of proxies. In such cases, the Company will reimburse holders for their reasonable charges or expenses. The Company's principal executive office is located at 100 Spear Street, Suite 520, San Francisco, California
94105. This proxy statement and the accompanying form(s) of proxy were mailed to stockholders on or about April 7, 2000.


                          VOTING RIGHTS

         The Board of Directors has fixed the close of business on March 27, 2000 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting. The voting securities of the Company outstanding at the close of business on that date were 828,689 shares of Class A Common Stock and 313,851 shares of Class B Common Stock, each with a $.01 par value. The Company's Restated Certificate of Incorporation provides that, so long as the total number of shares of Class B Common Stock outstanding on any record date for a meeting of stockholders at which directors are to be elected equals or exceeds 12 1/2% of the total number of outstanding shares of Common Stock of both classes on such date, the holders of Class A Common Stock will vote as a separate class to elect 25% of the Board of Directors (the "Class A Directors") and the holders of the Class B Common Stock will vote as a separate class to elect the remaining 75% of the Board of Directors (the "Class B Directors"). If 25% of the authorized number of directors is not a whole number, then the holders of Class A
Common Stock are entitled to elect the next higher whole number of directors that is at least 25% of the authorized number of directors. The total number of outstanding shares of Class B Common Stock on March 27, 2000 constituted 27.47% of the total number of outstanding shares of Common Stock of both classes. Accordingly, holders of record of Class A Common Stock will vote as a separate class at the Annual Meeting with respect to the election of directors and be entitled to elect one Class A Director. Holders of record of Class B Common Stock, voting as a separate class, will be entitled to elect the three Class B Directors. Holders of the Class A Common Stock and of the Class B Common Stock generally will vote together as a single class on other matters submitted to a stockholder's vote, with the Class A Common Stock entitled to one vote per share and the Class B Common Stock entitled to ten votes per share.

         The representation in person or by proxy of not less than a majority of the shares entitled to vote at the meeting will constitute a quorum. The Class A Director and Class B Directors will be elected by a plurality of the respective votes cast by holders of Class A Common Stock and Class B Common Stock. The affirmative vote of a majority of the votes entitled to be cast by the holders of shares represented at the meeting is required for the approval and adoption of Proposals 2, 3 and 4. Because abstentions and "non-votes" are counted as present in determining whether the quorum requirement is satisfied, abstentions and "non-votes" will have the effect of a vote against a proposal. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

                SECURITY OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGEMENT

         The following table shows as of March 27, 2000, (i) for each person who is known by the Company to be a beneficial owner of more than 5% of the
Company's Class A or Class B Common Stock, and (ii) for each director and executive officer and all directors and executive officers as a group, the amount and nature of their beneficial ownership and percentage of all outstanding Class A Common Stock and Class B Common Stock owned by them:
                                                                                                      Aggregate Voting
                                     Class A Common  Percentage of   Class B Common   Percentage of   Power
                                     Shares          Outstanding     Shares           Outstanding     Represented by
                      Position with  Beneficially    Class A Common  Beneficially     Class B Common  Shares Beneficially
Name and Address      Company        Owned           Shares (1)      Owned            Shares          Owned(2)


Lawrence Weissberg    Chairman,      288,521(3)      34.82%          245,114          78.10%          69.06%
 100 Spear Street     President
 Suite 520            and Chief
 San Francisco, CA    Executive
 94105                Officer

Arnold Addison        Director       1,450(4)         *              0                 *               *
 727 Industrial
 Parkway
 Hayward, CA
 94544

John Gilbert          Director       2,250(5)         *              0                 *               *
 400 Montgomery
 Street Suite 820
 San Francisco, CA
 94104

Will C. Wood          Director       11,100(6)       1.34%           0                 *               *
 1550 El Camino
 Real, Suite 275
 Menlo Park, CA
 94025

Erika Kleczek         Principal      4,212(7)         *              0                 *               *
 100 Spear Street     Financial
 Suite 520            Officer
 San Francisco, CA
 94105

Robert Naify          N/A            54,437          6.57%           23,330           7.43%           7.25%
 172 Golden Gate
 Avenue
 San Francisco, CA
 94102

Leeward Capital, L.P. N/A            97,000(8)       11.71%          0                 *              2.45%
 Leeward
 Investments, LLC
 Eric P. Von der
 Porten
 1139 San Carlos
 Ave., Suite 302
 San Carlos, CA 94070


All executive                        307,533(9)      37.11%         245,114           78.10%         69.54%
 officers and
 directors
 as a group of
 (5) persons




    * Less than one percent (1%) of the outstanding class of stock or aggregate voting power of the Class A Common Stock and Class B Common Stock combined.

    (1) Based on a total of 828,689 currently outstanding shares plus the respective number of shares issuable upon exercise of options owned by each individual exercisable within 60 days of March 27, 2000.

    (2)  For matters other than the election of directors only.

    (3) Includes 25,000 shares issuable upon exercise of options exercisable within 60 days of March 27, 2000, 7,257 shares of Class A Common Stock, of which 1,810 shares are owned by Mr. Weissberg's wife, 4,660 shares are owned by the Weissberg Foundation and 787 shares are held by a trust for the benefit of the grandchildren of Mr. Weissberg of which Mr. Weissberg is trustee. Mr. Weissberg disclaims beneficial ownership of the 1,810 shares owned by his wife.

    (4) Includes 250 shares issuable upon exercise of options exercisable within 60 days of March 27, 2000.

    (5) Includes 1,750 shares issuable upon exercise of options exercisable within 60 days of March 27, 2000.

    (6) Includes 500 shares issuable upon exercise of options exercisable within 60 days of March 27, 2000.

    (7) Includes 3,967 shares issuable upon exercise of options exercisable within 60 days of March 27, 2000.

    (8) Based on information set forth in a Schedule 13D of February 18, 2000, as filed with the Securities and Exchange Commission.

    (9) Includes 31,467 shares issuable upon exercise of options exercisable within 60 days of March 27, 2000.

          PROPOSAL 1 -- ELECTION OF DIRECTORS


Nominees for Directors

              Action is to be taken at the Annual Meeting with respect to the election of a total of four directors, consisting of one Class A Director and three Class B Directors, to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Holders of the Class A Common Stock will vote as a separate class for the election of the Class A Director and holders of the Class B Common Stock will vote as a separate class for the election of the Class B Directors. Each proxy with respect to the Class A Director (the proxy card printed with black ink) may not be voted for more than one nominee and each proxy with respect to the Class B Directors (the proxy card printed with red ink) may not be voted for more than three nominees. It is intended that the proxies solicited by and on behalf of management will be voted for the election of the nominees listed in the following table. In the event any of the nominees, for any reason, should cease to be a candidate for a position as a director, the proxies will be voted in accordance with the best judgment of the person or persons acting under them and may be voted for another person nominated by management.
The Company knows of no current circumstances which would render any nominee unable to accept nomination or election. Under the terms of the Company's By-Laws, a vacancy may be filled by the Board of Directors.

              The following table indicates as to each nominee the year when he was first elected or appointed a director, his age and class of directorship:

                               Director              Class of
         Name                  Since        Age      Directorship

         Arnold Addison        1992         70       Class A
         John Gilbert          1993         60       Class B
         Lawrence Weissberg    1968         79       Class B
         Will C. Wood          1992         60       Class B

              Mr. Weissberg may be deemed to be a control person of the Company under the Securities Exchange Act of 1934.

              Arnold Addison. Mr. Addison has been President of Addison Financial Corporation, an auto leasing company, since October 1987. He has also been the owner of Warm Springs Land Co., a real estate investment firm, since January 1985.

              John Gilbert. Mr. Gilbert has been a self-employed financial consultant since 1989 and has seventeen years of experience as a general contractor and home builder.

              Lawrence Weissberg. Mr. Weissberg is presently the Chairman of the Board of Directors, President and Chief Executive Officer of the Company. He was the Chairman of the Board, President and Chief Executive Officer of the Company and Homestead Savings, A Federal Savings and Loan Association, a former subsidiary of the Company (hereafter referred to as the "Association"), from 1960 to 1973 and from 1975 to 1989. In May 1989, Mr. Weissberg stepped down as President of the Company and the Association, although he continued to serve as Chairman of the Board of Directors and Chief Executive Officer. In August 1991, Mr. Weissberg was reappointed President of the Company. Mr. Weissberg stepped down as Chief Executive Officer of the Association in August 1989 and as Chairman of the Board of Directors of the Association in January 1992. He served as a director of the Association from 1960 to 1992.

              Will C. Wood. Mr. Wood has been a principal of Kentwood Associates, a financial advisory firm, since November 1993. He was an international banking executive with Wells Fargo Bank, Crocker Bank and Citibank from 1972 through 1989 and was managing Director of IDI Associates from 1989 to 1993.


Committees and Meetings of the Board of Directors

              In 1999, the Board of Directors of the Company held four regular meetings. Each of the directors attended at least 75% of the meetings of the Board of Directors held during the period for which he has been a director.

              The Board of Directors of the Company established a Compensation Committee in January 1995. The Compensation Committee of the Board of Directors consists of John Gilbert and Will C. Wood. The Compensation Committee reviews and sets Company executive compensation policies and recommends to the Board the level of compensation of the President. The Compensation Committee held one meeting during fiscal 1999, which was attended by Messrs. Gilbert and Wood.

              The Board of Directors does not have an audit committee or a nominating committee.

Securities Exchange Act of 1934

              Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the Securities and Exchange Commission (the "SEC").

              Based solely on the Company's review of the reporting forms received by it, and written representations from certain persons that two
Form 5 reports were required to be filed by Director John Gilbert and Director Arnold Addison, the Company believes that during the period from January 1, 1999 to December 31, 1999, inclusive, all filing requirements applicable to the Company's officers and directors and greater than ten percent stockholders were satisfied.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
VOTE "FOR" EACH OF THE NOMINEES.

       COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation of Executive Officers

              The compensation of the executive officers of the Company whose total cash compensation exceeded $100,000 for services in all capacities to the Company and its partnerships during 1997, 1998 and 1999 was as follows:

                      SUMMARY COMPENSATION TABLE



     Name and
     Principal                           Salary and     Other Annual
     Position                  Year      Bonus ($)      Compensation ($)

     Lawrence Weissberg        1999      530,000(1)     7,554(2)
       Chairman of the         1998      191,667(3)     5,515(2)
       Board of Directors,     1997      150,000        5,515(2)
       President and Chief
       Executive Officer

     Erika Kleczek
      Principal Financial
      Officer                  1999      101,000(4)        -
     ______________________

(1)  Includes a bonus of  $280,000.
(2)  Consists of an automobile allowance.
(3) Mr. Weissberg received a salary increase to $250,000 annually, effective in August 1998.
(4)  Includes a bonus of  $36,000.

Option Grants in Last Fiscal Year
                                                                              Potential Realizable
                                                                              Value at Assumed
                    Number of     Percent of                                  Annual Rates of
                    Securities    Total Options                               Stock Price
                    Underlying    Granted to       Exercise or                Appreciation
                    Options       Employees in     Base Price     Expiration  For Option Term(3)
Name                Granted       Fiscal Year      ($/share)      Date           5%          10%

Lawrence Weissberg  100,000(1)    90.91%           $13.20         12/10/04    $1,684,692   $2,125,873
Erika Kleczek        10,000(2)     9.09%           $12.00         12/10/09    $  153,154   $  193,261



(1) Options to purchase the Company's Class A Common Stock granted for a term of five years with an exercise price of $13.20 (the market price plus 10% on the date of grant) and become exercisable in two annual installments commencing one year from the date of grant (assuming continued employment).

(2) Options to purchase the Company's Class A Common Stock granted for a term of ten years with an exercise price of $12.00 (the market price on the date of a grant) and become exercisable in three annual installments commencing one year from the date of a grant (assuming continued employment).

(3) The Company's Class A Common Stock price on December 10, 2004, the end of the 5-year option term, would be $16.85 or $21.26, at annual appreciation rates of 5 percent or 10 percent, respectively, and on December 10, 2009, the end of the 10-year option term, would be $15.32 or $19.33, at annual appreciation rates of 5 percent or 10 percent, respectively. There can be no assurance that such increase, or any increase, in the price of such stock will be achieved.



Aggregate Option Exercises in Last Fiscal Year and F-Y-End Option Values
                                                         Number of
                                                         Securities Underlying        Value of Unexercised
                            Shares                       Unexercised Options at       in-the-Money Options at
                            Acquired      Value          December 31, 1999            December 31, 1999 (2)
Name                        on Exercise   Realized (1)   Exercisable  Unexercisable   Exercisable  Unexercisable

Lawrence Weissberg . . .      83,366      $252,683           -         150,000             -       $227,813
Erika Kleczek . . .              -             -          3,967         13,833         $22,625     $ 14,487

(1) The value realized is the difference between (a) the mean of the high and low bid prices of the Company's Class A Common Stock as reported on the National Quotation Bureau Pink Sheets on the date of exercise and (b) the exercise price of the option, multiplied by the number of shares exercised.

(2) The value of unexercised options is the average of the high and low bid information as reported on the National Quotation Bureau Pink Sheets of the Company's Class A Common Stock on December 31, 1999, $12.1875, less the exercise price of the option, multiplied by the number of outstanding options.



Compensation of Directors

          The Company pays each nonemployee director $750 for each meeting of the Board of Directors of the Company attended. None of the Company's directors, other than Mr. Weissberg, are employees of the Company.

          Nonemployee directors receive stock options pursuant to the Company's Stock Option Plan for Nonemployee Directors (the "Director Plan"). Under the Director Plan, each nonemployee director is automatically granted options to purchase 500 shares of Class A Common Stock on each anniversary date of his or her appointment or election to the Board of Directors, until the plan terminates or the director ceases to be a director. Options granted under the Director Plan become exercisable in installments to the extent of one-half on the date one year after the date of grant, and the remaining one- half on the date two years after the date of grant. The exercise price for shares subject to options granted under the Director Plan is the fair market value of the shares at the date of the option grant.

Report of the Compensation Committee of the Board of Directors regarding Executive Compensation

     The Compensation Committee of the Board of Directors (the "Committee") administers the Company's executive compensation program. The Committee's primary responsibilities are to review and set the Company's executive compensation policies and to recommend to the Board the level of compensation of the Company's President. The members of the Committee are independent, nonemployee directors. The Committee has furnished the following report on executive compensation for 1999:

     The Committee has designed the Company's executive compensation program to support what the Committee believes to be an appropriate relationship between executive compensation and the creation of stockholder value. To promote Company performance, a significant portion of executive compensation is linked to the Company's operating results. The chief objectives of the executive compensation program are:

          To motivate executives to make significant contributions to the Company's success and to reward them for their achievement;

          To provide compensation comparable to that offered by comparable companies in the homebuilding industry; and

          To align the interests of executives with the long-term interests of stockholders through awards whose value over time depends upon the performance of the Company's Common Stock.

      Consistent with the objectives of the Company's executive compensation program, the Company compensates its executives through base salary, cash performance bonus and stock option grants.

      Base Salaries. The Committee establishes executive base salaries based on its review of (i) the executive's performance, level of responsibility and length of service, (ii) Company performance and (iii) salary levels at comparable companies. The Committee increased the annual base salary of Mr. Weissberg to $250,000 in August 1998. The Committee did not increase Mr. Weissberg's base salary in 1999.

      Performance Bonuses. The Company awards cash bonuses to executive officers based primarily on the Company's financial performance during the fiscal year. In 1999, the Committee awarded Mr. Weissberg a bonus of $280,000 in light of the significantly improved earnings of the Company in 1999.

      Stock Option Grants. In addition to base salary and bonus, the Company awards stock options to executive officers. Such awards are intended to focus executive attention on the Company's long-term performance. In 1999, Mr. Weissberg was granted options to purchase 100,000 shares of the Company's Class A Common Stock and Ms. Kleczek was granted options to purchase 10,000 shares of the Company's Class A Common Stock. The option grants were based on past contributions to the success of the Company, expected future contributions and stock option awards by comparable companies.

                                  The Compensation Committee
                                  John Gilbert
                                  Will C. Wood


Performance Graph

      The following graph compares the cumulative total return on the Company's Class A and Class B Common Stock during the past five fiscal years with the average cumulative total return during the same period on the stocks that comprise the Nasdaq Stock Market (U.S.) Index and the stocks that comprise the Dow Jones Home Construction Index, weighted by market capitalization.
The nine companies whose stocks comprise the Dow Jones Home Construction
Index are: Centex Corporation, Champion Enterprises, Inc., Clayton Homes,
Inc., D.R. Horton, Inc., Kaufman and Broad Home Corporation, Lennar Corporation, Pulte Corporation, Toll Brothers, Inc. and Walter Industries, Inc.

      The graph reflects the investment of $100 on December 30, 1994 in the Company's Class A and Class B Common Stock, the Nasdaq Stock Market (U.S.) Index and the Dow Jones Home Construction Index, assuming reinvestment of dividends. The graph is based upon the Company's Class A and Class B Common Stock and index prices calculated as of the last trading day in the month of December for each of the fiscal years presented. The performance of the Company's Common Stock depicted in the graph represents past performance only and is not indicative of future performance.


                         12/94    12/95    12/96    12/97    12/98    12/99
Dover Investments
Corporation, Class A      100      247      205      307      270      409

Dover Investments
Corporation, Class B      100      200      200      305      236      445

Nasdaq Stock Market
(U.S.) Index              100      141      174      213      300      542

Dow Jones Home
Construction Index        100      149      143      223      237      150




                               CERTAIN TRANSACTIONS

      The Company subleases a portion of the Company's executive office to a corporation owned by Mr. Weissberg. That corporation's share of the lease equals 35% of the total rent and operating costs.

      The Company originates loans for the construction of single family homes and disburses the funds on a draw loan basis. These loans are presented to the Company by Dabenica Investment Corporation ("Dabenica"), a California real estate brokerage corporation that is wholly owned by Frederick M. Weissberg, Lawrence Weissberg's son. For the service, Dabenica earns a brokerage fee of 1.75% to 2%, paid by the borrower.


    PROPOSAL 2   RATIFICATION AND APPROVAL OF AN AMENDMENT TO
                 THE STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS

      On January 31, 2000, the Board of Directors approved an amendment (the "Plan Amendment") to the Company's Stock Option Plan for Nonemployee Directors (the "Director Plan") that would extend the date of termination of the plan from September 28, 1999 to September 28, 2004. The Plan Amendment will become effective only upon approval by the stockholders. The following discussion consists of a brief description of the principal terms and provisions of the Director Plan and the Plan Amendment. The Director Plan, as proposed to be amended, is set forth in its entirety as Exhibit A to this Proxy Statement. The following summary is qualified in its entirety by reference to Exhibit A.

Purpose of the Proposal

      The Director Plan provides for the grant to nonemployee directors of nonqualified stock options to purchase Class A Common Stock pursuant to a formula and is intended to attract and retain the services of experienced and knowledgeable independent directors for the benefit of the Company and its stockholders. An aggregate of 12,500 shares of Class A Common Stock is currently available for a grant under the Director Plan.

Administration

      The Director Plan is administered by the Company's Compensation Committee. However, because the principal terms of all option awards are set forth in the Director Plan, the Compensation Committee has no discretion to determine which nonemployee directors will receive option awards or to set the number of shares subject to such option awards.


Eligibility

      The Director Plan provides that on the earlier of the date that any person is for the first time either appointed to the Board of Directors or elected by the stockholders of the Company to the Board of Directors, options to purchase 1,000 shares of Class A Common Stock (subject to adjustment for recapitalization, stock splits and similar events) will automatically be granted to such newly appointed or elected director; provided, however, that such automatic option grant will be made only if the director is not otherwise an employee of the Company or any of its subsidiaries on the date of such appointment or election and has not been an employee of the Company or any of its subsidiaries for all or any part of the preceding fiscal year. Thereafter, on each anniversary date of such appointment or election, as the case may be, options to purchase
500 shares of Class A Common Stock (subject to adjustment for re-capitalizations, stock splits and similar events) will automatically be granted to such director; provided, however, that such automatic option grants will be made only if the director (a) has served on the Board of Directors for the entire fiscal year, (b) is not otherwise an employee of the Company or any of its subsidiaries on the date of grant, (c) has not been an employee of the Company or any of its subsidiaries for all or any part of the preceding fiscal year and (d) has attended at least four board meetings during the preceding fiscal year.

      In the event that the number of shares of Class A Common Stock subject to future grant under the Director Plan is insufficient to make all automatic grants required to be made on a particular date, then all nonemployee directors entitled to a grant of options on such date will share ratably in the number of options on shares of Class A Common Stock then available for grant under the Director Plan.

Terms of Options

      The exercise price for shares subject to options granted under the Director Plan is the fair market value of the shares at the date of the option grant.

      Payments of the exercise price may be in cash or, at the discretion of the Compensation Committee, in shares of Class A Common Stock or in a combination of cash and such shares.

Exercise of Options

      All options granted under the Director Plan will be exercisable in installments to the extent of one-half of the shares covered by the option on the date one year after the date of grant, and the remaining one-half of the shares covered by the option on the date two years after the date of grant.

      In the event that an optionee ceases to be a director of the Company for any reason other than his death, his option will be exercisable, to the extent it was exercisable at the date he ceased to be a director, for a period of 30 days after such date, and will then terminate. If an optionee dies while a director of the Company, or within the 30-day period after termination of such status during which he is permitted to exercise an option in accordance with the preceding sentence, then such option may be exercised at any time within six months after the optionee's death, but only to the extent the option was exercisable at the time of death. Notwithstanding any other provision of the Director Plan, no option granted under the Director Plan will be exercisable after the expiration of 10 years from the date of its grant.

      Options will not be transferable other than by will or the laws of descent and distribution, and will be exercisable during the lifetime of an optionee only by that optionee.

Amendment and Termination

      The Director Plan may be amended by the Board of Directors of the Company, except that stockholder approval will be required for any amendment which would increase the number of shares subject to the Director Plan, change the designation of the class of persons eligible to receive options under the Director Plan, provide for the grant of options having an option price per share less than fair market value on the date of grant, extend the term during which options may be exercised, extend the final date upon which options under the Director Plan may be granted, or otherwise amend the Director Plan in a way that would require stockholder approval under Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

      The Director Plan currently provides that awards of options under the Director Plan may be made until September 28, 1999, the current date of termination of the Director Plan. The Plan Amendment would extend such date to September 28, 2004.

Certain Federal Income Tax Consequences

      A recipient of a stock option will not have taxable income upon the grant of the option. Instead, the optionee will recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the shares over the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be capital gain or loss. The Company will be entitled to a tax deduction in connection with an option grant under the Director Plan in an amount equal to the ordinary income realized by the optionee at the time that he or she recognizes such income.

Option Awards Under the Plan Amendment

      Three of the Company's four directors receive options under the Director Plan. Mr. Weissberg does not receive options under the Director Plan since he is an employee of the Company.

      The following table shows option grants under the Director Plan from October 6, 1999 through November 6, 1999, to the following persons, which grants are subject to approval of the Plan Amendment by the stockholders:

                           Number of Shares         Average Per-Share
Name                       Subject to Options       Exercise Pric

Arnold Addison                   500                    $11.00
John Gilbert                     500                    $ 9.25
Will C. Wood                      -                         -
All directors who
 are not executive
 officers as a group           1,000


Required Vote

      A vote for Proposal 2 by a majority of the votes entitled to be cast by the holders of outstanding shares of the Company's Class A Common Stock and Class B Common Stock present at the Annual Meeting in person or by proxy and voting together as a single class, with holders of the Class A Common Stock casting one vote per share and holders of the Class B Common Stock casting ten votes per share, is required to approve and adopt the Plan Amendment. Votes with respect to the Plan Amendment will be cast as specified in the proxy. If no specification is made, votes represented by proxy will be cast FOR approval of the Plan Amendment.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
"FOR" PROPOSAL 2.


      PROPOSAL 3 -- RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

      The Company has engaged Grant Thornton LLP as the Company's independent public accountant to audit its financial statements for the year ended December 31, 2000, subject to ratification by the stockholders.



      Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate stockholder questions.


Required Vote

      A vote for Proposal 3 by a majority of the votes entitled to be cast by the holders of outstanding shares of the Company's Class A Common Stock and Class B Common Stock present at the Annual Meeting in person or by proxy and voting together as a single class, with holders of the Class A Common Stock casting one vote per share and holders of the Class B Common Stock casting ten votes per share, is required to approve and adopt the proposal. Votes with respect to this proposal will be cast as specified in the proxy.
If no specification is made, votes represented by proxy will be cast FOR the proposal.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
PROPOSAL 3.


      PROPOSAL 4 -- STOCKHOLDER  PROPOSAL REGARDING THE HIRING OF AN
                    INVESTMENT BANKER  AND LISTING OF SHARES

      Remnant Partners L.P., a Maryland limited partnership, 28 Allegheny Avenue, Suite 505, Towson, Maryland 21204, the owner of 25,436 shares of the Company's Class A Common Stock and 9,480 shares of the Company's Class
B Common Stock, and its manager, John C. Boland, the owner of 3,390 shares of the Company's Class A Common Stock and 1,950 shares of the Company's
Class B Common Stock, have notified the Company of their intention to present jointly a proposal at the Annual Meeting.

      The proposal and supporting statement of Mr. Boland and Remnant Partners L.P. are set forth below. The Board of Directors and the Company accept no responsibility for the proposal and supporting statement. The Board of Directors opposes the proposal for the reasons set forth below in the Board of Directors' statement in opposition.

Stockholder Proposal

      "The stockholders of Dover Investments Corporation hereby ask the Board of Directors to take such action as they may deem appropriate to maximize shareholder value, including: 1) the hiring of an investment banking firm or other adviser to assist them in seeking alternatives for the corporation; and
2) the seeking of a listing of the shares on the NASDAQ system or a major exchange."

Statement in Support of Stockholder Proposal

      "At the date this proposal was submitted, the most recent transaction in Dover's Class A shares was at a price of $11, and the most recent transaction in the Class B shares was at $10.50. (Both prices are from reports from the OTC Bulletin Board, where the shares trade.) These prices represented discounts of more than 50% from the September 30 stockholder equity, were less than the company's cash and equivalents of approximately $12.47 a share, and were less than three times Dover's nine months earnings of $4.18 per fully diluted share. The discounts penalize the company's public shareholders while benefitting management. A stockholder seeking to sell receives a price equivalent to less than half his or her percentage ownership interest in the company's net assets. Meanwhile options granted to management based on the market price permit key persons-principally the chairman-to obtain stock at less than half its stated book value, thereby shrinking non-management investors' percentage of ownership in the company's net assets. The proponent believes it would be in the public holders' interest for the Board of Directors to seek outside advice on maximizing shareholder value.
The proponent also believes that listing the shares on the NASDAQ system or an exchange might improve both liquidity and visibility and attract investor interest."

Board of Directors' Statement in Opposition to Stockholder Proposal

      The Board of Directors is aware of its fiduciary responsibilities to its stockholders and strives to discharge these responsibilities in a manner that the Board believes is in the best interests of the Company and its stockholders. The Board regularly reviews all of the operations of the Company. In addition, the Board periodically evaluates strategic alternatives and opportunities to enhance stockholder value. All of the Directors have diverse and broad business backgrounds and expertise on which to draw.

      The Board believes that it can function most effectively when its strategic planning is conducted confidentially. In this way, ideas can be developed and debated without the fear of rumors or uninformed public discussion that could harmfully restrict the Board's options or disrupt the public market for the Company's stock. Accordingly, the Board of Directors does not believe that it is in the best interests of the Company or its stockholders to engage an investment banking firm or other advisor at this time.

      As to the second part of the proposal, the NASDAQ National Market, the NASDAQ Small Cap Market and the major stock exchanges each have detailed criteria for admission of companies into their securities trading systems. The Board of Directors has reviewed the criteria that the Company would be required to meet in order to become listed with any of these trading systems, and it is clear that the Company currently fails to meet one or more of the criteria required for each of these trading systems. Hence, until there is a change in the Company's financial statements, share distribution and/or share trading activity so as to qualify the Company for any of these trading systems, any application by the Company would be futile and wasteful.

Required Vote

      A vote for Proposal 4 by a majority of the votes entitled to be cast by the holders of outstanding shares of the Company's Class A Common Stock and Class B Common Stock present at the Annual Meeting in person or by proxy and voting together as a single class, with holders of the Class A Common Stock casting one vote per share and holders of the Class B Common Stock casting ten votes per share, is required to approve and adopt the proposal. Votes with respect to this proposal will be cast as specified in the proxy. If no specification is made, votes represented by proxy will be cast AGAINST the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
"AGAINST" PROPOSAL 4.


                          OTHER MATTERS

      As of the date of this Proxy Statement, management knows of no business other than that specified in the Notice of Annual Meeting of Stockholders to be transacted at the Annual Meeting, but if other matters are properly raised before the Annual Meeting, it is the intention of the persons named in the enclosed proxy, in the absence of instructions to the contrary, to vote in regard thereto in accordance with their judgment; discretionary authority to do so is included in the proxy.


                      STOCKHOLDER PROPOSALS

      Any proposals of stockholders intended to be presented at the 2001 Annual Meeting must be received by the Company by December 8, 2000 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

      The accompanying proxy grants the persons named therein discretionary authority to vote on any matter raised at the Annual Meeting. If a stockholder intends to submit a proposal at the 2001 Annual Meeting, which proposal is not intended to be included in the Company's proxy statement and form of proxy relating to such meeting, the stockholder should give the Company appropriate notice no later than February 21, 2001. If the Company fails to receive notice of the proposal by such date, the Company will not be required to provide any information about the nature of the proposal in its proxy statement and the proposal will not be submitted to the stockholders for approval at the 2001 Annual Meeting as the Company will not have received proper notice as required by the rules of the Securities and Exchange Commission.



                          Lawrence Weissberg
                          Chairman of the Board of Directors,
                          President and Chief Executive Officer

San Francisco, California
April 7, 2000

                                                               EXHIBIT  A

                       DOVER INVESTMENTS CORPORATION
                STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS
             (Amended and Restated, Effective January 31, 2000)

                               ARTICLE I
                                GENERAL


      1.   PURPOSE.

      This Stock Option Plan for Nonemployee Directors (the "Plan") is intended to attract and retain the services of experienced and knowledgeable independent directors of Dover Investments Corporation (the "Company") for the benefit of the Company and its stockholders and to provide additional incentives for such directors to continue to work for the best interests of the Company and its stockholders.

      2.   ADMINISTRATION.

      The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee shall, subject to the provisions of the Plan, grant options under the Plan and shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.

      The interpretation and construction by the Committee of any provision of the Plan or of any option granted under it shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

      3.   ELIGIBILITY.

      Each director of the Company who is not otherwise an employee of the Company or any subsidiary and has not been an employee of the Company or any subsidiary for all or any part of the preceding fiscal year shall automatically be granted options to purchase 1,000 shares of the Company's
Class A Common Stock, $.01 par value per share (the "Class A Stock") (subject to adjustment as provided in Article III hereof) on November 16, 1994. Thereafter, options to purchase 500 shares of Class A Stock (subject to adjustment as provided in Article III hereof) shall automatically be granted to each such director; provided, however, that such automatic option grants shall be made only if the director (i) has served on the Board of Directors for the entire two preceding fiscal years, (ii) is not otherwise an employee of the Company or any subsidiary on the date of grant, and (iii) has not been an employee of the Company or any subsidiary for all or any part of the preceding fiscal year.

           In addition, on the earlier of the date that any person is for the first time appointed to the Board of Directors or elected by the stockholders of the Company to the Board of Directors, options to purchase 1,000 shares of Class A Stock (subject to adjustment as provided in Article III hereof) shall automatically be granted to such newly appointed or elected director; provided, however, that such automatic option grant shall be made only if the director is not otherwise an employee of the Company or any subsidiary on the date of such appointment or election and has not been an employee of the Company or any subsidiary for all or any part of the preceding fiscal year. Thereafter, on the date of such appointment or election, as the case may be, options to purchase 500 shares of Class A Stock (subject to adjustment as provided in Article III hereof) shall automatically be granted to such director; provided, however, that such automatic option grants shall be made only if the director (i) has served on the Board of Directors for the entire fiscal year, (ii) is not otherwise an employee of the Company or any subsidiary on the date of grant, (iii) has not been an employee of the Company or any subsidiary for all or any part of the preceding fiscal year, and (iv) has attended at least four board meetings during the preceding fiscal year.

                In the event that the number of shares of Class A Stock subject to future grant under the Plan is insufficient to make all automatic grants required to be made on a particular date, then all nonemployee directors entitled to a grant of options on such date shall share ratably in the number of options on shares of the Class A Stock then available for grant under the Plan.

      4.   SHARES OF STOCK SUBJECT TO THE PLAN.

      The shares that may be issued under the Plan shall be authorized and unissued or reacquired shares of the Class A Stock. The aggregate number of shares which may be issued under the Plan shall not exceed 12,500 shares of Class A Stock, unless an adjustment is required in accordance with Article III.

      5.   AMENDMENT OF THE PLAN.

      The Board of Directors may, insofar as permitted by law, from time to time, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment shall alter or impair or diminish any rights or obligations under any option theretofore granted under the Plan without the consent of the person to whom such option was granted. In addition, without further stockholder approval, no such amendment shall increase the number of shares subject to the Plan (except as authorized by Article III), change the designation in Section 3 of Article I of the class of persons eligible to receive options under the Plan, provide for the grant of options having an option price per share less than fair market value (as defined in Section 11 of this Article I) on the date of grant, extend the term during which options may be exercised, extend the final date upon which options under the Plan may be granted, or otherwise amend the Plan in a way that would require stockholder approval under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, as required by such Rule 16b-3, the provisions of Section 3 of Article I regarding the formula for determining the amount, exercise price and timing of grants of options shall in no event be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended.

      6.   APPROVAL OF STOCKHOLDERS.

      All options granted under the Plan before the Plan is approved by affirmative vote at the 1990 annual meeting of stockholders of the Company, or any adjournment thereof, of the holders of a majority of the outstanding shares of Class A Stock and Class B Stock, $.01 par value per share, of the Company, voting together as a single class, present in person or by proxy and entitled to vote at the meeting shall be subject to such approval. No option granted hereunder may become exercisable unless and until such approval is obtained.

      7.   TERM OF PLAN.

      Options may be granted under the Plan until September 28, 2004, the date of termination of the Plan. Notwithstanding the foregoing, each option granted under the Plan shall remain in effect until such option has been satisfied by the issuance of shares or terminated in accordance with its terms and the terms of the Plan.

      8.   RESTRICTIONS.

      All options granted under the Plan shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to options granted under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issuance, if any, or purchase of shares in connection therewith, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

      9.   NONASSIGNABILITY.

      No option shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution. During the lifetime of the optionee, the option shall be exercisable only by him, and no other person shall acquire any rights therein.

      10.  WITHHOLDING TAXES.

      Whenever shares of Class A Stock are to be issued under the Plan, the Company shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

      11.  DEFINITION OF "FAIR MARKET VALUE".

      For the purposes of this Plan, the term "fair market value", when used in reference to the date of grant of an option or the date of surrender of Class A Stock in payment for the purchase of shares pursuant to the exercise of an option, as the case may be, shall mean the closing sale price of the Class A Stock on the New York Stock Exchange as shown on the Composite Tape for New York Stock Exchange -- Listed Stocks. If the Class A Stock is not listed on the New York Stock Exchange, the term "fair market value" shall mean the highest closing sale price on such date on the principal United States securities exchange registered under the Exchange Act on which such stock is listed, or, if such stock is not listed on any such securities exchange, the highest closing sale price or bid quotation with respect to a share of such stock on such date on the NASDAQ/National Market System or the National Association of Securities Dealers, Inc. Automated Quotations System or any successor system, or, if no such quotations are available, the fair market value on such date of a share of such stock as determined in good faith by the Committee.


                                 ARTICLE II
                               STOCK OPTIONS

      1.   AWARD OF STOCK OPTIONS.

      Awards of stock options shall be made under the Plan under all the terms and conditions contained herein. Each option granted under the Plan shall be evidenced by an option agreement duly executed on behalf of the Company and by the director to whom such option is granted, which option agreements may but need not be identical and shall comply with and be subject to the terms and conditions of the Plan. Any option agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee.

      2.   TERM OF OPTIONS AND EFFECT OF TERMINATION.

      Notwithstanding any other provision of the Plan, no option granted under the Plan shall be exercisable after the expiration of 10 years from the date of its grant.

      In the event that any outstanding option under the Plan expires by reason of lapse of time or otherwise is terminated for any reason, then the shares of Class A Stock subject to any such option which have not been issued pursuant to the exercise of the option shall again become available in the pool of shares of Class A Stock for which options may be granted under the Plan.

      3.   TERMS AND CONDITIONS OF OPTIONS.

      Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall from time to time determine, which agreements shall comply with the following terms and conditions.


           A.   Number of Shares

           Each option agreement shall state the number of shares to which the option pertains.

           B.   Option Price

           Each option agreement shall state the option price per share (or the method by which such price shall be computed), which shall be equal to 100% of the fair market value of a share of the Class A Stock on the date such option is granted.

           C.   Medium and Time of Payment

           The option price shall be payable upon the exercise of an option in the legal tender of the United States or, in the discretion of the Committee, in shares of the Class A Stock or in a combination of such legal tender and such shares. Upon receipt of payment, the Company shall deliver to the optionee (or person entitled to exercise the option) a certificate or certificates for the shares of Class A Stock to which the option pertains.

           D.   Exercise of Options

           Options granted under the Plan shall become exercisable in installments to the extent of one-half of the shares covered by the option on the date one year after the date of grant, and the remaining one-half of the shares covered by the option on the date two years after the date of grant.

           To the extent that an option has become exercisable and subject to the restrictions and limitations set forth in this Plan and in the option agreement, it may be exercised in whole or in such lesser amount as may be authorized by the option agreement; provided, however, that no option shall be exercised for fewer than 100 shares. If exercised in part, the unexercised portion of an option shall continue to be held by the optionee and may therefore be exercised as herein provided.

           E.   Termination of Directorship Except by Death

           In the event that an optionee shall cease to be a director of the Company for any reason other than his death, his option shall be exercisable, to the extent it was exercisable at the date he cease to be a director, for a period of 30 days after such date, and shall then terminate. Such option may be exercised at any time within such 30-day period and prior to the date on which the option expires by its terms.

           F.   Death of Optionee and Transfer of Option

           If an optionee dies while a director of the Company, or within the 30-day period after termination of such status during which he is permitted to exercise an option in accordance with subsection 3(E) of this Article II, such option may be exercised at any time within six months after the optionee's death, but only to the extent the option was exercisable at the time of death. Such option may be exercised at any time within such six-month period and prior to the date on which the option expires by its terms. During such period, such option may be exercised by any person or persons designated by the optionee on a Beneficiary Designation Form adopted by the Committee for such purpose, or, if there is no effective Beneficiary Designation
Form on file with the Committee, by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the option directly from the optionee by his will or the applicable laws of descent and distribution.


                           ARTICLE III
               RECAPITALIZATION AND REORGANIZATIONS

      The number of shares of Class A Stock covered by the Plan, the number of shares and price per share of each outstanding option, and the number of shares subject to each grant provided for in Article I, Section 3 hereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Class A Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of issued and outstanding shares of Class A Stock effected without receipt of consideration by the Company.

      If the Company shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the same number of shares of Class A Stock that are subject to that option would have been entitled. A dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding option to terminate, unless the agreement of merger or consolidation shall otherwise provide; provided that, in the event such dissolution, liquidation, merger or consolidation will cause outstanding options to terminate, each optionee shall have the right immediately prior to such dissolution, liquidation, merger or consolidation to exercise his option in whole or in part without regard to any limitations on the exercisability of such option other than (i) the expiration date of the option, (ii) the limitation set forth in Section 9 of Article I, and (iii) the 100 share limitation set forth in subsection 3(D) of Article II.

      To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

      The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.


                                ARTICLE IV
                         MISCELLANEOUS PROVISIONS

      1.   RIGHTS AS A STOCKHOLDER.

      An optionee or a transferee of an option shall have no rights as a stockholder with respect to any shares covered by an option until the date of the receipt of payment (including any amounts required by the Company pursuant to Section 10 of Article I) by the Company. No adjustment shall be made as to any option for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to such date, except as provided in Article III.

      2.   PURCHASE FOR INVESTMENT.

      Unless the shares of Class A Stock to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933 as now in force or hereafter amended, the Company shall be under no obligation to issue any shares of Class A Stock covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel to the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he is acquiring the shares of Class A Stock issued to him pursuant to such exercise of the option for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of Class A Stock, and that he will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if shares of Class A Stock are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

      3.   OTHER PROVISIONS.

      The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option or restrictions required by any applicable securities laws, as the Committee shall deem advisable.

      4.   APPLICATION OF FUNDS.

      The proceeds received by the Company from the sale of Class A Stock pursuant to the exercise of options will be used for general corporate purposes.

      5.   NO OBLIGATION TO EXERCISE OPTION.

      The granting of an option shall impose no obligation upon the optionee to exercise such option.





                            APPENDIX A


                              PROXY

                  DOVER INVESTMENTS CORPORATION

            PROXY FOR HOLDERS OF CLASS A COMMON STOCK

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Lawrence Weissberg and Will C. Wood and each of them as proxies with full power of substitution and hereby authorizes them to represent and to vote as designated below all the shares of Class A Common Stock of Dover Investments Corporation (the "Company") held of record by the undersigned on March 27, 2000, at the Annual Meeting of Stockholders to be held at 235 Montgomery Street, Conference Room #740, Seventh Floor,
San Francisco, California, on May 24, 2000 at 8:30 A.M., local time, or any adjournment thereof.

Comments/Address Change: Please mark comment/address box on reverse side.

Please mark, sign, date and return this Proxy card promptly using the enclosed envelope.







The Board of Directors recommends that stockholders vote "FOR" the nominees, "FOR" Proposals 2 and 3, and "AGAINST" Proposal 4.

1.    ELECTION OF CLASS A DIRECTOR:      FOR    WITHHELD FOR ALL
      Arnold Addison

      (INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee's name in the space provided below)

2.    RATIFICATION AND APPROVAL OF AN         FOR  AGAINST   ABSTAIN
      AMENDMENT TO THE STOCK OPTION
      PLAN FOR NONEMPLOYEE DIRECTORS
      TO EXTEND THE DATE OF TERMINATION
      OF THE PLAN UNTIL SEPTEMBER 28, 2004.

3.    RATIFICATION OF THE APPOINTMENT         FOR  AGAINST   ABSTAIN
      OF GRANT THORNTON LLP AS THE
      COMPANY'S INDEPENDENT PUBLIC
      ACCOUNTANT FOR THE YEAR ENDED
      DECEMBER 31, 2000.

4.    APPROVAL OF A  STOCKHOLDER              FOR  AGAINST   ABSTAIN
      PROPOSAL REGARDING THE HIRING
      OF AN INVESTMENT BANKER AND
      LISTING OF SHARES.

      I PLAN TO ATTEND THE MEETING
      COMMENTS/ADDRESS CHANGE


      Please mark this box, if you have written comments/address change on the reverse side.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of directors nominated by the Board of Directors, FOR the ratification and approval of an amendment to the Stock Option Plan for Nonemployee Directors, FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent public accountant, AGAINST the approval of a stockholder proposal regarding the hiring of an investment banker and listing of shares and, in the discretion of the proxies, upon any other matters that may properly come before the meeting.

Signature(s)                        Date:

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please sign full title as such.
If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.






                              PROXY

                   DOVER INVESTMENTS CORPORATION

             PROXY FOR HOLDERS OF CLASS B COMMON STOCK

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Lawrence Weissberg and Will C. Wood and each of them as proxies with full power of substitution and hereby authorizes them to represent and to vote as designated below all the shares of Class B Common Stock of Dover Investments Corporation (the "Company") held of record by the undersigned on March 27, 2000, at the Annual Meeting of Stockholders to be held at 235 Montgomery Street, Conference Room #740, Seventh
Floor, San Francisco, California, on May 24, 2000 at 8:30 A.M., local time, or any adjournment thereof.

Comments/Address Change: Please mark comment/address box on reverse side.

Please mark, sign, date and return this Proxy card promptly using the enclosed envelope.







The Board of Directors recommends that stockholders vote "FOR" the nominees, "FOR" Proposals 2 and 3, and "AGAINST" Proposal 4.

1.    ELECTION OF CLASS B DIRECTORS:          FOR    WITHHELD FOR ALL
      Lawrence Weissberg, Will C. Wood and
      John Gilbert

      (INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee's name in the space provided below)

2.    RATIFICATION AND APPROVAL OF AN         FOR  AGAINST   ABSTAIN
      AMENDMENT TO THE STOCK OPTION
      PLAN FOR NONEMPLOYEE DIRECTORS
      TO EXTEND THE DATE OF TERMINATION
      OF THE PLAN UNTIL SEPTEMBER 28, 2004.

3.    RATIFICATION OF THE APPOINTMENT         FOR  AGAINST   ABSTAIN
      OF GRANT THORNTON LLP AS THE
      COMPANY'S INDEPENDENT PUBLIC
      ACCOUNTANT FOR THE YEAR ENDED
      DECEMBER 31, 2000.

4.    APPROVAL OF A THE STOCKHOLDER           FOR  AGAINST   ABSTAIN
      PROPOSAL REGARDING THE HIRING
      OF AN INVESTMENT BANKER AND
      LISTING OF SHARES.

      I PLAN TO ATTEND THE MEETING
      COMMENTS/ADDRESS CHANGE

      Please mark this box, if you have written comments/address change on the reverse side.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of directors nominated by the Board of Directors, FOR the ratification and approval of an amendment to the Stock Option Plan for Nonemployee Directors, FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent public accountant, AGAINST the approval of a stockholder proposal regarding the hiring of an investment banker and listing of shares and, in the discretion of the proxies, upon any other matters that may properly come before the meeting.


Signature(s)                        Date:


Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please sign full title as such.
If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.